Income Taxes - Major Tax-Effected Components of Net Deferred Tax Liability (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Deferred tax asset — federal and state
Accruals, reserves and other	$ 1,844	$ 0
Total deferred tax asset	1,844	0
Deferred tax liability — federal and state
Real estate investments, net	(33,466)	(28,544)
Other intangible assets, net	(2,012)	0
Total deferred tax liability	(35,478)	(28,544)
Net deferred tax liability	$ (33,634)	$ (28,544)